Gold Track Select
Supplement Dated May 1, 2020 to the
Gold Track Select Prospectus
Dated May 1, 2020
The following information supplements the Gold Track Select variable annuity prospectus for Brighthouse Separate Account Eleven for Variable Annuities issued by Brighthouse Life Insurance Company, dated May 1, 2020 (the “Prospectus”). It should be read in its entirety and kept together with Your Prospectus for future reference. If You have any questions or would like a copy of the Prospectus, please contact Us at 1-800-842-9406, or write Us at Brighthouse Life Insurance Company, 4700 Westown Parkway, Ste. 200, West Des Moines, Iowa 50266.
Additional information regarding the Separate Account charge and Funding Options are available under the Gold Track Select Contract for the following plan:
•	Carnegie Hall
•	St Mary’s Hospital
•	Hartford Hospital
•	Roane County Board of Education
•	School District of Philadelphia
In accordance with regulations adopted by the Securities and Exchange Commission, beginning on or after January 1, 2021, paper copies of the shareholder reports for the Underlying Funds available under your variable annuity contract will no longer be sent by mail, unless you specifically request paper copies of the reports from Us. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.
You may elect to receive all future reports in paper free of charge. You can inform Us that you wish to continue receiving paper copies of your shareholder reports by calling (800) 638-7732, or by sending an email correspondence to rcg@brighthousefinancial.com. Your election to receive reports in paper will apply to all Underlying Funds available under your contract.
For additional information regarding each Funding Option, please refer to the applicable Funding Option prospectus.
Separate Account Charge:
We are waiving an amount equal to the Underlying Fund expenses that are in excess of 0.85% for the Subaccount investing in the Loomis Sayles Global Allocation Portfolio of the Brighthouse Funds Trust I and we are waiving an amount equal to the Underlying Fund expenses that are in excess of 0.62% for the Subaccount investing in the Invesco Global Equity Portfolio of the Brighthouse Funds Trust I.
Minimum and Maximum Total Annual Underlying Fund Operating Expenses
	Minimum	Maximum
Total Annual Underlying Fund Operating Expenses
(expenses that are deducted from Underlying Fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)	0.53%	0.78%
Underlying Fund Fees and Expenses as of December 31, 2019
(as a percentage of average daily net assets)
The following table is a summary. For more complete information on Underlying Fund fees and expenses, please refer to the prospectus for each Underlying Fund.
Underlying Fund	Management Fee	Distribution and/or Service (12b-1) Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Annual Operating Expenses	Fee Waiver and/or Expense Reimbursement	Net Total Annual Operating Expenses
Brighthouse Funds Trust I — Class A
Invesco Global Equity Portfolio	0.66%	—	0.04%	—	0.70%	0.11%	0.59%
Loomis Sayles Global Allocation Portfolio	0.70%	—	0.08%	—	0.78%	0.01%	0.77%
Fidelity ® Variable Insurance Products — Initial Class
Equity-Income Portfolio	0.44%	—	0.09%	—	0.53%	—	0.53%

Underlying Fund	Management Fee	Distribution and/or Service (12b-1) Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Annual Operating Expenses	Fee Waiver and/or Expense Reimbursement	Net Total Annual Operating Expenses
High Income Portfolio*	0.55%	—	0.12%	—	0.67%	—	0.67%
The information shown in the table above was provided by the Underlying Funds. Certain Underlying Funds and their investment adviser have entered into expense reimbursement and/or fee waiver arrangements that will continue at least until April 30, 2021. These arrangements can be terminated with respect to these Underlying Funds only with the approval of the Underlying Fund's board of directors or trustees. Please see the Underlying Funds’ prospectuses for additional information regarding these arrangements.
*	Available only under the Carnegie Hall plan

The following table shows the investment objective and investment adviser/subadviser of each Funding Option:
Underlying Fund	Investment Objective	Investment Adviser/Subadviser
Brighthouse Funds Trust I — Class A
Invesco Global Equity Portfolio	Seeks capital appreciation.	Brighthouse Investment Advisers, LLC Subadviser: Invesco Advisers, Inc.
Loomis Sayles Global Allocation Portfolio	Seeks high total investment return through a combination of capital appreciation and income.	Brighthouse Investment Advisers, LLC Subadviser: Loomis, Sayles & Company, L.P.
Fidelity ® Variable Insurance Products — Initial Class
Equity-Income Portfolio	Seeks reasonable income. The fund will also consider the potential for capital appreciation. The fund’s goal is to achieve a yield which exceeds the composite yield on the securities comprising the S&P 500® Index.	Fidelity Management & Research Company LLC
High Income Portfolio*	Seeks a high level of current income, while also considering growth of capital.	Fidelity Management & Research Company LLC

*	Available only under the Carnegie Hall plan
Transfers:
The following funds are “Monitored Portfolios”. For more information read the Restrictions on Transfers Section under the Transfers Chapter in the Prospectus.
High Income Portfolio
Invesco Global Equity Portfolio
Loomis Sayles Global Allocation Portfolio
ADDITIONAL INFORMATION REGARDING THE UNDERLYING FUNDS

The Underlying Funds listed below (if any) were recently subject to a name change or merger. The chart below identifies the former name and new name of each of these Underlying Funds, and, where applicable, the former name and new name of the trust or company of which the Underlying Fund is part.
Underlying Fund Name Changes
The following Underlying Funds have been renamed:

Former Name	New Name
Brighthouse Funds Trust I	Brighthouse Funds Trust I

Oppenheimer Global Equity Portfolio − Class A	Invesco Global Equity Portfolio − Class A
Underlying Fund Mergers
There have been no recent Underlying Fund mergers.

UNDERLYING FUNDS WITH DIFFERENT LEGAL AND MARKETING NAMES

Series Fund/Trust	Portfolio/Series	Marketing Name
Fidelity ® Variable Insurance Products	Equity-Income Portfolio	Fidelity VIP Equity-Income Portfolio
Fidelity ® Variable Insurance Products	High Income Portfolio	Fidelity VIP High Income Portfolio
COMPETING FUND

Fidelity High Income Portfolio
Book 16A	May 1, 2020